UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2018

Pyxus International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Alliance One International, Inc.

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 16, 2018, the shareholders of Alliance One International, Inc. (the “Company”) approved an amendment to the Company’s amended and restated articles of incorporation to change the name of the Company to “Pyxus International, Inc.” On September 12, 2018, at 12:01 a.m. (Eastern Time), articles of amendment (the “Articles of Amendment”) to effect this amendment to the Company’s amended and restated articles of incorporation became effective. On September 12, 2018, amendments to the Company’s bylaws, solely to make conforming changes in the Company’s name, became effective. The Articles of Amendment and the Company’s bylaws as so amended are respectively filed as Exhibits 3.01 and 3.02 hereto and are incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure

On September 12, 2018, the Company is hosting an Investor Day conference in New York. During the course of the Investor Day presentation, the Company will reaffirm its prior guidance of its anticipated revenues and adjusted EBITDA for the fiscal year ending March 31, 2019 as stated in the Company’s press release dated June 7, 2018 furnished as Exhibit 99.1 to the Company’s Form 8-K dated June 7, 2018 and re-affirmed in the Company’s press release dated August 2, 2018 furnished as Exhibit 99.1 to the Company’s Form 8-K dated August 2, 2018. The written materials used to accompany the Company’s Investor Day presentation are furnished as Exhibit 99.01 hereto and will be posted to the Company’s website under the “Investor Relations” tab prior to the commencement of the presentation.

The information in Exhibit 99.01 and this Item 7.01 of this report shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language contained therein, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01	Other Events

Commencing on September 12, 2018, the Company’s common stock now trades under the symbol “PYX” on the New York Stock Exchange. The change in the Company’s name resulted in a change to the CUSIP number for the Company’s shares of common stock, no par value. The new CUSIP number for the Company’s common stock is 74737V106. Outstanding stock certificates for shares of the Company’s common stock continue to be valid and need not be exchanged.

In connection with the change in the Company’s name, the Company launched a new corporate website: www. pyxusintl.com. The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Company’s board of directors, Corporate Governance Guidelines and Code of Business Conduct, are available on this website. Any amendment to or waivers of the Code of Business Conduct will be disclosed on this website.

ITEM 9.01	Exhibits

(c)	Exhibits

Exhibit No.	Description

3.01	Articles of Amendment of the Amended and Restated Articles of Incorporation of Alliance One International, Inc.

3.02	Amended and Restated Bylaws of Pyxus International, Inc.

99.01	Investor Day presentation materials (September 12, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2018

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary

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